FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 14, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On October 14, 2003, the Registrant issued a news release entitled "Checkers(R)/Rally's(R)
Recognized for Extraordinary Employee
Incentive Programs - Double drive-thru
chain awarded NRN's People and Performance
Award for excellence in employee
Recognition", a copy is being filed
herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  President and Chief Executive Officer
Dated:  October 14, 2003
EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated October 14, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186

Checkers(R)/Rally's(R) Recognized for
Extraordinary Employee Incentive
Programs - Double drive-thru chain
awarded NRN's People and Performance
Award for excellence in employee
Recognition.

TAMPA, FL - October 14, 2003 -
Checkers Drive-In Restaurants, Inc.,
(NASDAQ: CHKR), the nation's largest
double drive-thru chain, prides itself
on its superior employee incentive
programs. Now, Nation's Restaurant
News, the newsweekly of the food
service industry and producer of the
Multi-Unit Food Operators (MUFSO)
Conference, has officially recognized
Checkers(R)/Rally's(R) human resource efforts with the People and Performance Award, sponsored by Coca-Cola North America.

Checkers/Rally's national incentive
programs support both Company and
Franchise growth by motivating its
employees to succeed. The programs
offer out-of-this-world rewards for
outstanding performance, including
cars, cruises and consumer electronics.

"We are naturally very pleased with
this recognition of our employee incentive programs" said Keith Sirois, President and CEO of Checkers Drive-In Restaurants,
Inc. "We are even more pleased though
with the help these programs have lent
in achieving continuing improvement within our system."

"Our success as a Company can be largely attributed to our investment in people," said Steven M. Cohen, Senior Vice President of Human Resources, Checkers Drive-In
Restaurants, Inc. "Turnover in our organization has dropped tremendously over the past few years and one of the major reasons for this is our extraordinary recognition programs."

An example of Checkers/Rally's motivating incentive programs include its Annual
Incentive Trip, where the top General Managers,
Area Managers, top-performing corporate
employees, and their spouses travel to an exotic locale. In 2002, 220 top-employees went on a five-day cruise to the Grand
Cayman Islands and Cozumel.

"Over the course of a year, we measure many criteria, sharing the rankings with our employees to motivate and direct our management team," said Adam Noyes, Vice President of Company
Operations and Purchasing of Checkers Drive-
In Restaurants, Inc. "Success is a direct result of great teamwork, so rewards are shared amongst staff and personnel who play an integral role."

Recently, as part of the Checkers/Rally's
"Speed to Succeed" Incentive Program, this year's version of Checkers/Rally's tradition of employee car giveaways, a Checkers franchisee manager in Long Island, New York, received an official Brickyard 400(R) Monte Carlo(R) SS Pace
Car for increasing his store sales 75 percent versus the previous year. As part of the "Speed to Succeed" program, a top-performing general manager is presented with an official
Pace Car or a 2003 Ford(R) Mustang(R) each month.
Additionally, managers throughout the system can win consumer electronic prizes from Circuit
City(R), and Assistant Managers, shift supervisors and crewmembers have the opportunity to win great prizes, including Circuit City Gift Cards.

"Checkers/Rally's Marketing, Operations and
HR departments have worked together to develop and deliver so many of these programs to enhance both Company and Franchise performance," said Ron Levondosky, Vice President of Franchise,
Checkers Drive-In Restaurants, Inc. "And we've found that recognition amongst peers goes a long way, so we communicate our employees' successes through monthly newsletters."

Checkers/Rally's was presented with the People and Performance Award in the category of employee recognition at NRN's 44th annual MUFSO Conference on Tuesday, September 23, 2003 in Atlanta, Georgia.

The People and Performance Awards (PAPAs) honor multi-unit restaurant chains in employee recruitment, retention and recognition. Selected by the editorial staff of Nation's Restaurant News along with the PAPA Advisory Board, winners excel in their human resource efforts in various areas including innovation, diversity plans, recruitment strategy, and service benchmarks.

Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops, produces,
owns, operates and franchises quick service
"double drive-thru" restaurants.

Except for historical information, this
announcement contains "forward-looking"
and "Safe Harbor" statements within the
meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of
the Securities Exchange Act of 1934, as
amended and the Private Securities Litigation
Reform Act of 1995.